Filed pursuant to Rule 497(e)

File Nos. 333-28339 and 811-08239

PROFUNDS VP

Supplement dated December 1, 2008 to the

Prospectus and Statement of Additional Information,

each dated May 1, 2008, as supplemented on June 13, 2008

(respectively, the “Prospectus” and the “SAI”)

Effective December 1, 2008, the first two paragraphs under the heading “ProFunds Management – Portfolio Management” are hereby replaced with the following:

Each ProFund VP is managed by an investment team overseen by Todd Johnson.

Todd Johnson, ProFund Advisors – Chief Investment Officer since December 2008. ProShare Advisors – Chief Investment Officer since December 2008. World Asset Management – Managing Director and Chief Investment Officer from 1994 to November 2008.

Further, under the heading “Management of ProFunds – Other Accounts Managed by Portfolio Managers” in the SAI, the reference to George Foster is hereby deleted in the first table, which is revised to reflect the following:

Name of Portfolio Manager	Number of Registered Investment Company Accounts/Total Assets	Number of Other Pooled Investment Vehicles/Total Assets	Number of Other Accounts/ Total Assets
Todd Johnson*	177/$23,765,853,266	0	28/$1,355,105,208

*Number of Registered Investment Company Accounts and Number of Other Accounts information as of December 1, 2008; Total Assets information as of November 28, 2008.

Further, under the heading “Management of ProFunds – Other Accounts Managed by Portfolio Managers” in the SAI, the reference to George Foster is hereby deleted in the second table, which is revised to reflect the following:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
Todd Johnson*	$0	$0

*Information as of December 1, 2008.

Please retain this supplement for future reference.